SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 7, 1997
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I

      8 7/8% Class A Credit Card Participation Certificates, Series 1991-3
      9 1/4% Class B Credit Card Participation Certificates, Series 1991-3 7.875% Class A Credit Card Participation Certificates, Series 1991-6 8.350% Class B Credit Card Participation Certificates, Series 1991-6
      6 1/4% Class B Credit Card Participation Certificates, Series 1992-1 Floating Rate Class A Credit Card Participation Certificates, Series 1992-3 Floating Rate Class B Credit Card Participation Certificates, Series 1992-3
      5 1/2% Class B Credit Card Participation Certificates, Series 1993-1
       5.95% Class A Credit Card Participation Certificates, Series 1993-2 6.15% Class B Credit Card Participation Certificates, Series 1993-2
      5.50% Class A Credit Card Participation Certificates, Series 1993-3 5.70% Class B Credit Card Participation Certificates, Series 1993-3 4.85% Class B Credit Card Participation Certificates, Series 1994-1
       7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 6.80% Class A Credit Card Participation Certificates, Series 1994-3 7.00% Class B Credit Card Participation Certificates, Series 1994-3 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1

                                                       (cover page 1 of 2 pages)

       7.85% Class A Credit Card Participation Certificates, Series 1995-3 Floating Rate Class A Credit Card Participation Certificates, Series 1995-4
       7.65% Class B Credit Card Participation Certificates, Series 1995-4 Floating Rate Class A Credit Card Participation Certificates, Series 1995-5
       6.75% Class A Credit Card Participation Certificates, Series 1995-6 6.90% Class B Credit Card Participation Certificates, Series 1995-6 6.70% Class A Credit Card Participation Certificates, Series 1995-8 6.85% Class B Credit Card Participation Certificates, Series 1995-8 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
      5.90% Class A Credit Card Participation Certificates, Series 1995-10 6.05% Class B Credit Card Participation Certificates, Series 1995-10
  Floating Rate Class A Credit Card Participation Certificates, Series 1995-11
    Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
      6.839% Class A Credit Card Participation Certificates, Series 1997-3 6.989% Class B Credit Card Participation Certificates, Series 1997-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



         UNITED STATES OF AMERICA                   46-0358360
      (State or other jurisdiction of   (I.R.S. Employer Identification No.)
             incorporation)


      33-38312,  33-41054,  33-41055,  33-42235,  33-43575,  33-43576, 33-47657,
     33-48148, 33-52152, 33-62180, 33-77802, 33-84834, 33-97664 AND 33-99328
                              (Commission File No.)


                           701 EAST 60TH STREET, NORTH
                         SIOUX FALLS, SOUTH DAKOTA 57117
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                                       (cover page 2 of 2 pages)

ITEM 5.  OTHER EVENTS.

     Set forth below is the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending February 25, 1997 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                       CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending February 25, 1997

================================================================================


This Certificate relates to the Due Period ending February 25, 1997 and the related Distribution Date.

A.  Information Regarding the Portfolio
    -----------------------------------

    1.  Portfolio Yield.........................................         12.36%

          Yield Component.......................................         18.90%

          Credit Loss Component.................................          6.54%

    2.  New Purchase Rate.......................................         16.55%

    3.  Total Payment Rate......................................         18.05%

    4.  Principal Payment Rate..................................         17.03%

    5.  Aggregate Amount of Principal Receivables in the Trust:

          Beginning of Due Period..............................$ 31,465,781,040

          Average..............................................$ 31,002,834,687

          Lump Sum Addition....................................$              0

          End of Due Period....................................$ 30,939,752,671

    6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period):

            Current............................................$ 27,438,534,364
               5-34 days delinquent............................$  2,143,981,118
              35-64 days delinquent............................$    665,908,715
              65-94 days delinquent............................$    388,795,623
             95-124 days delinquent............................$    277,587,987
            125-154 days delinquent............................$    229,703,594
            155-184 days delinquent............................$    188,217,930

            Current.............................................         87.57%
               5-34 days delinquent.............................          6.84%
              35-64 days delinquent.............................          2.13%
              65-94 days delinquent.............................          1.24%
             95-124 days delinquent.............................          0.89%
            125-154 days delinquent.............................          0.73%
            155-184 days delinquent.............................          0.60%

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                  CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                  For the Due Period Ending February 25, 1997

================================================================================

                                             Current Due       Current Due
                                             Period on an      Period on a
                                             Actual Basis(1)   Standard Basis(1)
B. Information Regarding Group 1
   -----------------------------
   (Percentage Basis)

   1.  Portfolio Yield                              12.36%              12.30%
   2.  Weighted Average Certificate Rate             6.68%               6.75%
   3.  Weighted Average Investor Fee Rates
           Fixed Servicing Fee                       0.59%               0.61%
           Others                                    0.10%               0.10%
   4.  Surplus Finance Charge Collections            4.99%               4.84%
   5.  Required Surplus Finance Charge Amount        0.00%               0.00%
   6.  Aggregate Surplus Finance Charge Amount       4.99%               4.84%
        minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
   (Dollar Basis)

   1.  Total Investor Collections                 $4,950,460,812 $ 4,949,259,413
           Principal Collections                  $4,592,760,012 $ 4,592,760,012
           Finance Charge Collections             $  357,700,800 $   356,499,401
   2.  Investor Default Amount                    $  124,518,932 $   124,518,932
   3.  Investor Monthly Interest                  $  135,718,971 $   137,230,090
   4.  Investor Monthly Fees
           Fixed Servicing Fees                   $   12,216,119 $    12,512,464
           Others                                 $    2,059,154 $     2,071,512
   5.  Surplus Finance Charge Collections         $   83,187,624 $    80,166,403
   6.  Required Surplus Finance Charge Collections$            0 $             0
   7. Aggregate Surplus Finance Charge Amount $ 83,187,624 $ 80,166,403 minus Required Surplus Finance Charge Amount


  (1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

       All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from January 29, 1997 to February 25, 1997, 28 days, or February 7 , 1997 to March 6 , 1997, 28 days (standard basis).

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                   For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1991-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    875,000,000

   1b.  Class B Invested Amount         ......................$    109,000,000

   2a.  Class A Monthly Interest .............................$      6,471,354

   2b.  Class B Monthly Interest .............................$        840,208

   3a.  Balance in the Class A Interest Funding Account.......$     12,942,708

   3b.  Balance in the Class B Interest Funding Account.......$      1,680,417

   4a.  Available Cash Collateral Amount......................$     68,880,000

   4b.  Percent of Class B Invested Amount         ............         63.19%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1991-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    850,000,000

   1b.  Class B Invested Amount         ......................$    105,500,000

   2a.  Class A Monthly Interest .............................$      5,578,125

   2b.  Class B Monthly Interest .............................$        734,104

   3a.  Balance in the Class A Interest Funding Account.......$     22,312,500

   3b.  Balance in the Class B Interest Funding Account.......$      2,936,417

   4a.  Available Cash Collateral Amount......................$     66,885,000

   4b.  Percent of Class B Invested Amount         ............         63.40%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1992-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    645,833,333

   1b.  Class B Invested Amount         ......................$    134,800,000

   2a.  Class A Monthly Interest .............................$      3,422,859

   2b.  Class B Monthly Interest .............................$        702,083

   3a.  Balance in the Class A Interest Funding Account.......$      3,422,859

   3b.  Balance in the Class B Interest Funding Account.......$        702,083

   4a.  Available Cash Collateral Amount......................$    105,300,000

   4b.  Percent of Class B Invested Amount         ............         78.12%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$    129,166,667

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$  132,589,526

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above in respect of principal on the Class A Certificates.......$  129,166,667

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$    3,422,859

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1992-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     80,000,000

   2a.  Class A Monthly Interest .............................$      3,191,103

   2b.  Class B Monthly Interest .............................$        369,610

   3a.  Balance in the Class A Interest Funding Account.......$     18,437,485

   3b.  Balance in the Class B Interest Funding Account.......$      1,245,721

   4a.  Available Cash Collateral Amount......................$     93,100,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$    104,166,667

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$    625,000,000

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   18,437,485

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,245,721

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   18,437,485

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,245,721

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$  625,000,000

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 17, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1993-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    354,166,667

   1b.  Class B Invested Amount         ......................$     74,000,000

   2a.  Class A Monthly Interest .............................$      1,877,052

   2b.  Class B Monthly Interest .............................$        339,167

   3a.  Balance in the Class A Interest Funding Account.......$      1,877,052

   3b.  Balance in the Class B Interest Funding Account.......$        339,167

   4a.  Available Cash Collateral Amount......................$     55,440,000

   4b.  Percent of Class B Invested Amount         ............         74.92%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$     70,833,333

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   72,710,385

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$   70,833,333

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$    1,877,052

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1993-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,718,750

   2b.  Class B Monthly Interest .............................$        246,000

   3a.  Balance in the Class A Interest Funding Account.......$     22,312,500

   3b.  Balance in the Class B Interest Funding Account.......$      1,476,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   22,312,500

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,476,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   22,312,500

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,476,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1993-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,437,500

   2b.  Class B Monthly Interest .............................$        228,000

   3a.  Balance in the Class A Interest Funding Account.......$      6,875,000

   3b.  Balance in the Class B Interest Funding Account.......$        456,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-1
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$              0

   1b.  Class B Invested Amount         ......................$              0

   2a.  Class A Monthly Interest .............................$              0

   2b.  Class B Monthly Interest .............................$        194,000

   3a.  Balance in the Class A Interest Funding Account.......$              0

   3b.  Balance in the Class B Interest Funding Account.......$        194,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............          0.00%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$     48,000,000

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$     48,000,000

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-1
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$   48,194,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$   48,000,000

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      194,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$   48,000,000


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-1
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    940,000,000

   1b.  Class B Invested Amount         ......................$     60,000,000

   2a.  Class A Monthly Interest .............................$      5,679,167

   2b.  Class B Monthly Interest .............................$        375,000

   3a.  Balance in the Class A Interest Funding Account.......$     28,395,833

   3b.  Balance in the Class B Interest Funding Account.......$      1,875,000

   4a.  Available Cash Collateral Amount......................$     70,000,000

   4b.  Percent of Class B Invested Amount         ............        116.67%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    500,000,000

   1b.  Class B Invested Amount         ......................$     32,000,000

   2a.  Class A Monthly Interest .............................$      2,833,333

   2b.  Class B Monthly Interest .............................$        186,667

   3a.  Balance in the Class A Interest Funding Account.......$     14,166,667

   3b.  Balance in the Class B Interest Funding Account.......$        933,333

   4a.  Available Cash Collateral Amount......................$     37,240,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-4
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      5,156,250

   2b.  Class B Monthly Interest .............................$        216,067

   3a.  Balance in the Class A Interest Funding Account.......$     20,625,000

   3b.  Balance in the Class B Interest Funding Account.......$        216,067

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      216,067

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      216,067

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      4,296,875

   2b.  Class B Monthly Interest .............................$        281,667

   3a.  Balance in the Class A Interest Funding Account.......$      8,593,750

   3b.  Balance in the Class B Interest Funding Account.......$        563,333

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      4,088,542

   2b.  Class B Monthly Interest .............................$        177,256

   3a.  Balance in the Class A Interest Funding Account.......$      4,088,542

   3b.  Balance in the Class B Interest Funding Account.......$        177,256

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      177,256

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      177,256

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-4
    ------------------------------------

   1a.  Class A Invested Amount         ......................$  1,000,000,000

   1b.  Class B Invested Amount         ......................$     64,000,000

   2a.  Class A Monthly Interest .............................$      4,197,068

   2b.  Class B Monthly Interest .............................$        408,000

   3a.  Balance in the Class A Interest Funding Account.......$      4,197,068

   3b.  Balance in the Class B Interest Funding Account.......$        408,000

   4a.  Available Cash Collateral Amount......................$     74,480,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 17, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-5
    ------------------------------------

   1a.  Class A Invested Amount         ......................$  1,000,000,000

   1b.  Class B Invested Amount         ......................$     64,000,000

   2a.  Class A Monthly Interest .............................$      5,687,500

   2b.  Class B Monthly Interest .............................$        283,111

   3a.  Balance in the Class A Interest Funding Account.......$      5,687,500

   3b.  Balance in the Class B Interest Funding Account.......$        283,111

   4a.  Available Cash Collateral Amount......................$     74,480,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      283,111

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      283,111

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,218,750

   2b.  Class B Monthly Interest .............................$        276,000

   3a.  Balance in the Class A Interest Funding Account.......$     12,656,250

   3b.  Balance in the Class B Interest Funding Account.......$        828,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-8
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    400,000,000

   1b.  Class B Invested Amount         ......................$     25,540,000

   2a.  Class A Monthly Interest .............................$      2,233,333

   2b.  Class B Monthly Interest .............................$        145,791

   3a.  Balance in the Class A Interest Funding Account.......$     13,400,000

   3b.  Balance in the Class B Interest Funding Account.......$        874,745

   4a.  Available Cash Collateral Amount......................$     29,787,800

   4b.  Percent of Class B Invested Amount         ............        116.63%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   13,400,000

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      874,745

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   13,400,000

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      874,745

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-9
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    500,000,000

   1b.  Class B Invested Amount         ......................$     32,000,000

   2a.  Class A Monthly Interest .............................$      2,729,167

   2b.  Class B Monthly Interest .............................$        177,333

   3a.  Balance in the Class A Interest Funding Account.......$     13,645,833

   3b.  Balance in the Class B Interest Funding Account.......$        886,667

   4a.  Available Cash Collateral Amount......................$     37,240,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-10
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,687,500

   2b.  Class B Monthly Interest .............................$        242,000

   3a.  Balance in the Class A Interest Funding Account.......$      3,687,500

   3b.  Balance in the Class B Interest Funding Account.......$        242,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-11 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-11
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      3,040,104

   2b.  Class B Monthly Interest .............................$        197,600

   3a.  Balance in the Class A Interest Funding Account.......$      3,040,104

   3b.  Balance in the Class B Interest Funding Account.......$        197,600

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                        CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      197,600

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      197,600

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-11 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 17, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-1
    ------------------------------------

   1a.  Class A Accreted Invested Amount......................$    793,683,491

   1b.  Class B Accreted Invested Amount......................$     50,499,431

   2a.  Class A Monthly Accretion.............................$      3,829,979

   2b.  Class B Monthly Accretion.............................$        249,874

   3a.  Balance in the Class A Interest Funding Account.......$              0

   3b.  Balance in the Class B Interest Funding Account.......$              0

   4a.  Available Cash Collateral Amount......................$     59,193,834

   4b.  Percent of Class B Accreted Invested Amount............        117.22%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-5
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,293,188

   2b.  Class B Monthly Interest .............................$        281,480

   3a.  Balance in the Class A Interest Funding Account.......$     12,879,563

   3b.  Balance in the Class B Interest Funding Account.......$        844,440

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   12,879,562

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      844,440

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   12,879,562

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      844,440

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 17, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    940,000,000

   1b.  Class B Invested Amount         ......................$     60,000,000

   2a.  Class A Monthly Interest .............................$      5,071,692

   2b.  Class B Monthly Interest .............................$        333,865

   3a.  Balance in the Class A Interest Funding Account.......$     16,398,470

   3b.  Balance in the Class B Interest Funding Account.......$      1,079,497

   4a.  Available Cash Collateral Amount......................$     70,000,000

   4b.  Percent of Class B Invested Amount         ............        116.67%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   16,398,470

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,079,497

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   16,398,470

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,079,497

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 10, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,093,750

   2b.  Class B Monthly Interest .............................$        268,000

   3a.  Balance in the Class A Interest Funding Account.......$      6,413,542

   3b.  Balance in the Class B Interest Funding Account.......$        419,867

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 17, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    400,000,000

   1b.  Class B Invested Amount         ......................$     25,540,000

   2a.  Class A Monthly Interest .............................$      2,279,667

   2b.  Class B Monthly Interest .............................$        148,749

   3a.  Balance in the Class A Interest Funding Account.......$      2,279,667

   3b.  Balance in the Class B Interest Funding Account.......$        148,749

   4a.  Available Cash Collateral Amount......................$     29,787,800

   4b.  Percent of Class B Invested Amount         ............        116.63%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 10, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                  For the Due Period Ending February 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-4
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      2,836,000

   2b.  Class B Monthly Interest .............................$        186,237

   3a.  Balance in the Class A Interest Funding Account.......$      2,836,000

   3b.  Balance in the Class B Interest Funding Account.......$        186,237

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                  For the Due Period Ending February 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                  For the Due Period Ending February 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on March 10, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 14th day of March 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Vice President

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                   as Servicer
                                Citibank Credit Card Master Trust I



                        By:  /s/ Eugene D. Rowenhorst
                             ----------------------------------------------
                              Eugene D. Rowenhorst
                              Senior Vice President


Date: March 21, 1997